LVIP SSgA Bond Index Fund (the “Fund”) Supplement Dated June 5, 2013 to the Prospectus and Summary Prospectus (dated April 30, 2013),

This Supplement updates certain information in the Prospectus and Summary Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/presidentialfunds

Effective immediately, the following replaces similar text in the section “Investment Adviser and Sub-Adviser” on page 3 of the Prospectus and Summary Prospectus.

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: SSgA Funds Management, Inc.

Portfolio Managers	Company Title	Experience w/ Fund
Mike Brunell	Vice President	Since May 2008
Peter Breault	Principal	Since May 2013

Effective immediately, the following replaces similar text in the section “Management and Organization” on page 6 of the Prospectus.

Portfolio Managers: The Fund is managed by the Fixed Income Index Team. The professionals primarily responsible for the day-to-day management of the Fund are Michael J. Brunell and Peter Breault.

Mr. Brunell is a Vice President of SSgA FM and joined SSgA FM in 1997. Mr. Brunell has been a member of the Fixed Income Index team since 2004. In his current role as part of the Beta Solutions Group, Mr. Brunell is responsible for developing and managing various funds and ETF’s against a variety of conventional and custom bond index strategies.

Mr. Breault, CFA, is a Principal at SSgA FM and a Portfolio Manager in the Fixed Income Beta Solutions team managing a broad range of strategies. Prior to joining SSgA in 2012, Mr. Breault worked at Wellington Management Company as a Fixed Income Portfolio Analyst in their US Fixed Income Broad Sector team. Mr. Breault holds a B.A. in Finance from the University of Massachusetts at Dartmouth and a M.S. in Finance from Northeastern University. He is a member of the CFA Institute and Boston Security Analysts Society.